Exhibit 10.28

AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of December 7, 2016 (this “Amendment”), among NEXEO SOLUTIONS, LLC, a Delaware limited liability company (as successor to Neon Finance Company LLC) (the “Company”), each domestic subsidiary of the Company party hereto as a U.S. Borrower (each a “U.S. Borrower” and together with the Company, Holdings (as defined below) and Sub Holdco (as defined below), the “U.S. Borrowers”), NEXEO SOLUTIONS CANADA CORP., a Canadian corporation (the “Canadian Borrower” and together with the U.S. Borrowers, collectively the “Borrowers”, and individually, each a “Borrower”), NEXEO SOLUTIONS HOLDINGS, LLC, a Delaware limited liability company (as successor to Neon Holding Company LLC) (“Holdings”), NEXEO SOLUTIONS SUB HOLDING CORP., a Delaware corporation (“Sub Holdco”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), and the Lenders (as defined below) party hereto.
PRELIMINARY STATEMENTS
A.    The Borrowers, the Administrative Agent and each lender from time to time party thereto (the “Lenders”) have entered into a Credit Agreement, dated as of June 9, 2016 (the “Existing Credit Agreement”).
B.    The Borrowers have requested that, pursuant to Section 9.02 of the Existing Credit Agreement, the Required Lenders consent to the amendments described herein, and the Required Lenders are willing to agree to such amendments on the terms and subject to the conditions described herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Definitions. Capitalized terms used herein and not otherwise defined in this Amendment have the same meanings as specified in the Existing Credit Agreement, as amended by this Amendment (as so amended, the “Credit Agreement”).
SECTION 2.    Amendments to Existing Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:
(a)    Clause (e) of the definition of “Collateral and Guarantee Requirement” in Section 1.01 of the Existing Credit Agreement is amended and restated in its entirety to read as follows: “the Agent shall have received each of the documents required to be delivered pursuant to Section 5.11 and 5.13, as applicable.”;
(b)    The definition of “Collateral Documents”, in Section 1.01 of the Existing Credit Agreement is amended to delete the words “the Mortgages”.
(c)    Clause (i) of the definition of “Excluded Property” in Section 1.01 of the Existing Credit Agreement is amended by deleting the words “that is not a Material Real Property”;

(d)    Section 1.01 of the Existing Credit Agreement is further amended by deleting the definitions of “Material Real Property”, “Mortgage Policies”, “Mortgaged Properties” and “Mortgages” in their entirety;
(e)    Clause (e)(ii) of Section 4.01 of the Existing Credit Agreement is amended to delete the words “(other than local counsel opinions relating to the Mortgages which shall be delivered as provided in Section 5.13(b)(v))”;
(f)    Clause (b) of Section 5.07 of the Existing Credit Agreement is amended and restated in its entirety to read as follows: “[Reserved]”;
(g)    Clause (a)(i)(A) of Section 5.11 of the Existing Credit Agreement is amended and restated in its entirety to read as follows: “[Reserved]”;
(h)    Clause (a)(i)(B) in Section 5.11 of the Existing Credit Agreement is amended and restated in its entirety to read as follows: “within forty-five (45) days (or such longer period as agreed by the Agent in its reasonable discretion) after such formation, acquisition or designation, cause each such Material Domestic Subsidiary or Material Foreign Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Agent a Joinder Agreement in substantially the form set forth as Exhibit D hereto (the “Joinder Agreement”), a joinder to the guaranty, security agreement supplements, Intellectual Property Security Agreements and other security agreements and documents”;
(i)    Clause (a)(i)(D) in Section 5.11 of the Existing Credit Agreement is amended by deleting the words (x) “(or within one hundred twenty (120) days in the case of documents listed in Section 5.13(b))” and (y) “the recording of Mortgages,”;
(j)    Clause (a)(ii) of Section 5.11 of the Existing Credit Agreement is amended by deleting the words “(or within one hundred twenty (120) days in the case of documents listed in Section 5.13(b))”;
(k)    Clause (a)(iii) of Section 5.11 of the Existing Credit Agreement is amended and restated in its entirety to read as follows: “[Reserved]”;
(l)    Clause (c) of Section 5.11 of the Existing Credit Agreement is amended and restated in its entirety to read as follows: “[Reserved]”;
(m)    Clause (b) of Section 5.13 of the Existing Credit Agreement is amended and restated in its entirety to read as follows: “[Reserved]”;
(n)    Clause (E) of Section 6.04(d) of the Existing Credit Agreement is amended and restated in its entirety to read as follows: “[Reserved]”;
(o)    Clause (m) of Section 7.01 of the Existing Credit Agreement is amended by deleting the words “and except as to Collateral consisting of real property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has been notified and has not denied coverage”;
(p)    The second paragraph of Section 9.08 of the Existing Credit Agreement is hereby deleted in its entirety; and

(q)    Schedule 1.01(f) of the Existing Credit Agreement is hereby deleted in its entirety.
SECTION 3.    Conditions of Effectiveness. This Amendment shall become effective as of the first date (such date being referred to as the “Amendment Effective Date”) when each of the following conditions shall have been satisfied:
(a)    Execution of Documents. The Administrative Agent shall have received this Amendment, duly executed and delivered by (A) the Borrowers and (B) the Lenders constituting the Required Lenders.
(b)    Expenses. The Administrative Agent shall have received all fees required to be paid, and all expenses required to be paid or reimbursed under Section 9.03(a) of the Credit Agreement for which invoices have been presented a reasonable period of time prior to the Amendment Effective Date, in each case on or before the Amendment Effective Date.
SECTION 4.    Representations and Warranties. The Borrowers represent and warrant as follows as of the date hereof:
(a)    The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate and/or other organizational action. The execution, delivery and performance by the Borrowers of this Amendment will not (i) contravene the terms of any of the Borrowers’ Organization Documents; (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of any Borrower or any of the Restricted Subsidiaries under (A) any Contractual Obligation to which any Borrower is a party or affecting any Borrower or the properties of any Borrower or any of the Restricted Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Borrower or its property is subject; or (iii) violate any applicable Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)    This Amendment has been duly executed and delivered by each Borrower. Each of this Amendment and each other Loan Document to which any Borrower is a party, after giving effect to the amendments pursuant to this Amendment, constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.
(c)    No Default or Event of Default has occurred and is continuing.
(d)    The representations and warranties of the Borrowers and each other Loan Party contained in Article III of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 5.    Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)    Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrowers under the Existing Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment. Each Borrower hereby consents to this Amendment and confirms that all of its obligations under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement. The parties hereto acknowledge and agree that the amendment of the Existing Credit Agreement pursuant to this Amendment shall not constitute a novation of the Existing Credit Agreement and the other Loan Documents as in effect prior to the Amendment Effective Date.
(b)    On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.
SECTION 6.    Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7.    Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.
SECTION 8.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 9.    Successors. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and registered assigns permitted under Section 9.04 of the Credit Agreement.
SECTION 10.    Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The provisions set forth in Sections 9.09 and 9.10 of the Credit Agreement are hereby incorporated mutatis mutandis, with all references to the “Agreement” therein being deemed references to this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
NEXEO SOLUTIONS, LLC
NEXEO SOLUTIONS HOLDINGS, LLC
NEXEO SOLUTIONS CANADA CORP.
NEXEO SOLUTIONS SUB HOLDING CORP.
ARCHWAYS SALES, LLC
CHEMICAL SPECIALISTS AND DEVELOPMENT, LLC
STARTEX CHEMICAL, LLC
STARTEX DISTRIBUTION WEST, LLC
NEXEO SOLUTIONS FINANCE CORPORATION
By:     /s/ Ross Crane
    Name: Ross Crane
    Title: Executive Vice President, Chief Financial
Officer and Treasurer

[Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent By: /s/ Robert Q. Mahoney Name: Robert Q. Mahoney Title: Senior Vice President

[Amendment No. 1 to Credit Agreement]

The undersigned hereby consents to the Amendment:
WELLS FARGO CAPITAL FINANCE
CORPORATION CANADA, as a lender

By: /s/ David G. Phillips	Name: David G. Phillips Title: Senior Vice President
Credit Officer, Canada
Wells Fargo Capital Finance
Corporation Canada

[Amendment No. 1 to Credit Agreement]

The undersigned hereby consents to the Amendment:
WELLS FARGO BANK N.A., as a lender

By: /s/ Krista Mize	Name: Krista Mize Title: Authorized Signatory

[Amendment No. 1 to Credit Agreement]

The undersigned hereby consents to the Amendment:
Sun Trust Bank

By: /s/ Michael Dembski	Name: Michael Dembski Title: Director

[Amendment No. 1 to Credit Agreement]

The undersigned hereby consents to the Amendment:
Capital One, National Association

By: /s/ Drew Vinca	Name: Drew Vinca Title: Director

[Amendment No. 1 to Credit Agreement]

The undersigned hereby consents to the Amendment:
U.S. BANK NATIONAL ASSOCIATION
As a U.S. Lender

By: /s/ Deborah Saffie	Name: Deborah Saffie Title: Vice President

[Amendment No. 1 to Credit Agreement]

The undersigned hereby consents to the Amendment:
Citibank, N.A.

By: /s/ Christopher Marino	Name: Christopher Marino Title: Director and Vice President

[Amendment No. 1 to Credit Agreement]